EXHIBIT 99

                                CASH TRANSACTIONS

                            CANADIAN GENERAL CAPITAL
                            ------------------------


3/31/98     Receipt of Interest on Canadian General Insurance     $2,281,455.31
            Group Limited 9.125% Subordinated Debentures due      -------------
            March 31, 2026



3/31/98     Funds disbursed to Holders of Canadian General Trust  $2,281,455.31
            Originated Preferred Securities and Common Stock      -------------


Dated: April 6, 1998




                                           By: IBJ SCHRODER BANK & TRUST COMPANY
                                               as Administrative Trustee



                                               By: /s/ Stuart Rothenberg
                                                   -----------------------------

                                                   Stuart Rothenberg
                                                   Assistant Vice President


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